UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 29, 2010

Date of Report

(Date of earliest event reported)

PRO-PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Wells Avenue

Newton, Massachusetts 02459

(Address of principal executive offices) (Zip code)

(617) 559-0033

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01(a)	Changes in Registrant’s Certifying Accountant

(i) On July 21, 2010, Pro Pharmaceuticals, Inc. (the “Company”) was notified that effective July 20, 2010, McGladrey & Pullen, LLP (“McGladrey”) acquired certain assets of Caturano and Company, Inc. (formerly Caturano and Company, P.C.), the Company’s independent registered public accounting firm (“Caturano”), and substantially all of the officers and employees of Caturano joined McGladrey. As a result, Caturano resigned as the independent registered public accounting firm for the Company and McGladrey & Pullen LLP was appointed by the Company as its new independent registered public accounting firm on September 29, 2010. The decision to engage McGladrey & Pullen, LLP was recommended by the Company’s Audit Committee of the Board of Directors.

(ii) The audit reports of Caturano on the financial statements of the Company for the years ending December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified to the uncertainty, audit scope or accounting principles, except that the audit opinion for the years ended December 31, 2009 and 2008 did contain an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern and the audit opinion for the year ended December 31, 2009 did contain an explanatory paragraph disclosing that the Company changed the manner in which it accounts for certain warrants effective January 1, 2009.

(iii) During the two most recent fiscal years ended December 31, 2009 and 2008 and through September 29, 2010 there were: (1) no disagreements between the Company and Caturano on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Caturano would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

(iv) During the Company’s two most recent fiscal years ended December 31, 2009 and 2008 and through September 29, 2010, the Company did not consult with McGladrey & Pullen, LLP on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey & Pullen, LLP did not provide either a written report or oral advice to the Company that McGladrey & Pullen, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(v) The Company has provided Caturano a copy of the disclosures in this Form 8-K and has requested that Caturano furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated September 30, 2010 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits. The following exhibit is filed with this Current Report on Form 8-K.

Exhibit Number

16.1	Letter from Caturano and Company, Inc., to the Securities Exchange Commission, dated September 30, 2010, with respect to the disclosure in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/S/ ANTHONY D. SQUEGLIA
Anthony D. Squeglia
Chief Financial Officer

Date: September 30, 2010